SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 1, 2018

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

26462 CORPORATE AVENUE HAYWARD, CA	94545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 576-4400

n/a
(Former Name or Former Address, if Changed Since Last Report)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Amendment Agreement

On October 1, 2018, Ultra Clean Holdings, Inc. (the “Company”) entered into an Amendment Agreement (the “Amendment”) by and among the Company, certain of the Company’s domestic subsidiaries party thereto, Barclays Bank PLC, as administrative agent, and the lenders party thereto, which amended the Company’s existing credit agreement (the “Credit Agreement”), dated as of August 27, 2018, by and among the Company, as parent borrower, Barclays Bank PLC, as administrative agent, the subsidiary borrowers party thereto from time to time and the several lenders from time to time party thereto and described in the Company’s Current Report on Form 8-K filed on August 31, 2018 and attached as Exhibit 10.1 thereto.

Pursuant to the Amendment, the Credit Agreement was amended to reflect agreements reached between the Company and the syndicate of term loan lenders arranged by Barclays Bank PLC including, among other things, increasing the interest rate from a variable rate equal to the London Interbank Offered Rate plus 3.00%, and subject to step-downs, to a variable rate equal to the London Interbank Offered Rate plus 4.50%.

The foregoing description is qualified in its entirety by reference to the full text of Exhibit 10.1 hereto, which is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01	Other Events.

On October 1, 2018, the Company announced the completion of primary syndication and allocation of $350 million of term loans under its new term loan facility, as described in Item 1.01 above. The term loans under the new term loan facility were issued to syndicate lenders with 1.50% of original issue discount and will accrue interest at a variable rate equity to the London Interbank Offered Rate plus 4.50%. In connection with the primary syndication, the credit agreement governing the terms of the new term loan facility was amended to reflect, among other things, the new interest rate and other terms agreed between the Company and the syndicate lenders, as described in Item 1.01 above. A copy of the press release announcing the pricing of the term loan facility is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment Agreement, dated as of October 1, 2018, among Ultra Clean Holdings, Inc., any Subsidiary Borrowers, Barclays Bank PLC, as administrative agent, and the lenders party thereto.
99.1	Press Release of Ultra Clean Holdings, Inc., dated October 1, 2018, announcing the pricing of the term loan facility.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	October 4, 2018	By:	/s/ Sheri Savage
			Name:	Sheri Savage
			Title:	Chief Financial Officer, Senior Vice President and Secretary